Dominion Energy, Inc.

Consolidated Statements of Income *

Unaudited (GAAP Based)

(millions, except per share amounts)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2017	2016	2017	2016
Operating Revenue	$3,210	$3,086	$12,586	$11,737

Operating Expenses
Electric fuel and other energy-related purchases	590	542	2,301	2,333
Purchased (excess) electric capacity	14	(8)	6	99
Purchased gas	260	207	701	459
Other operations and maintenance	709	931	2,875	3,064
Depreciation, depletion and amortization	484	447	1,905	1,559
Other taxes	149	148	668	596

Total operating expenses	2,206	2,267	8,456	8,110

Income from operations	1,004	819	4,130	3,627

Other income	(84)	61	165	250
Interest and related charges	300	295	1,205	1,010

Income from continuing operations including noncontrolling interests before income tax expense (benefit)	620	585	3,090	2,867
Income tax expense (benefit)	(713)	94	(30)	655

Income from continuing operations including noncontrolling interests	1,333	491	3,120	2,212

Noncontrolling interests	21	34	121	89

Net Income attributable to Dominion	$1,312	$457	$2,999	$2,123

Reported earnings per common share - diluted	$2.04	$0.73	$4.72	$3.44

Average shares outstanding, diluted	643.9	627.1	636.0	617.1

*	The notes contained in Dominion Energy’s most recent quarterly report on Form 10-Q or annual report on Form 10-K are an integral part of the Consolidated Financial Statements.

Schedule 1 - Segment Reported and Operating Earnings

Unaudited

(millions, except earnings per share)	Three months ended December 31,
	2017	2016	Change
REPORTED EARNINGS [1]	$1,312	$457	$855
Pre-tax loss (income) [2]	207	256	(49)
Income tax [2]	(934)	(95)	(839)

Adjustments to reported earnings	(727)	161	(888)

OPERATING EARNINGS	$585	$618	$(33)

By segment:
Power Delivery[4]	141	121	20
Power Generation[4]	311	331	(20)
Gas Infrastructure[3,4]	285	243	42
Corporate and Other	(152)	(77)	(75)

	$585	$618	$(33)

Earnings Per Share (EPS):
REPORTED EARNINGS [1]	$2.04	$0.73	$1.31
Adjustments to reported earnings (after tax)	(1.13)	0.26	(1.39)

OPERATING EARNINGS	$0.91	$0.99	$(0.08)

By segment:
Power Delivery	0.22	0.19	0.03
Power Generation	0.48	0.53	(0.05)
Gas Infrastructure[3]	0.44	0.39	0.05
Corporate and Other	(0.23)	(0.12)	(0.11)

	$0.91	$0.99	$(0.08)

Common Shares Outstanding (average, diluted)	643.9	627.1

(millions, except earnings per share)	Twelve months ended December 31,
	2017	2016	Change
REPORTED EARNINGS [1]	$2,999	$2,123	$876
Pre-tax loss (income) [2]	235	359	(124)
Income tax [2]	(945)	(135)	(810)

Adjustments to reported earnings	(710)	224	(934)

OPERATING EARNINGS	$2,289	$2,347	$(58)

By segment:
Power Delivery	531	484	47
Power Generation	1,181	1,397	(216)
Gas Infrastructure[3]	898	726	172
Corporate and Other	(321)	(260)	(61)

	$2,289	$2,347	$(58)

Earnings Per Share (EPS):
REPORTED EARNINGS [1]	$4.72	$3.44	$1.28
Adjustments to reported earnings (after tax)	(1.12)	0.36	(1.48)

OPERATING EARNINGS	$3.60	$3.80	$(0.20)

By segment:
Power Delivery	0.83	0.78	0.05
Power Generation	1.86	2.26	(0.40)
Gas Infrastructure[3]	1.41	1.18	0.23
Corporate and Other	(0.50)	(0.42)	(0.08)

	$3.60	$3.80	$(0.20)

Common Shares Outstanding (average, diluted)	636.0	617.1

1)	Determined in accordance with Generally Accepted Accounting Principles (GAAP).
2)	Adjustments to reported earnings are included in Corporate and Other segment reported GAAP earnings. Refer to Schedules 2 and 3 for details, or find “GAAP Reconciliation” in the Earnings Release Kit on Dominion Energy’s website at www.dominionenergy.com/investors.
3)	Includes Dominion Energy Questar effective September 2016.
4)	In connection with its corporate rebranding, Dominion Energy changed the names of its principal operating segments to Power Delivery, Power Generation and Gas Infrastructure from Dominion Virginia Power, Dominion Generation and Dominion Energy, respectively.

Schedule 2 - Reconciliation of 2017 Operating Earnings to Reported Earnings

2017 Earnings (Twelve months ended December 31, 2017)

The $235 million pre-tax net effect of the adjustments included in 2017 reported earnings, but excluded from operating earnings, is primarily related to the following items:

•	$158 million of impairment charges associated with our equity method investments in wind-powered generation facilities.

•	$72 million of transaction and transition costs, primarily associated with the Dominion Energy Questar combination.

•	$46 million net gain related to our investments in nuclear decommissioning trust funds.

The 2017 Tax Reform Act reduced the corporate income tax rate from 35% to 21%. Dominion Energy recognized $851 million of tax benefits resulting from the re-measurement of deferred income taxes to the new corporate income tax rate.

(millions, except per share amounts)	1Q17	2Q17	3Q17	4Q17	YTD 2017 [2]
Reported earnings	$632	$390	$665	$1,312	$2,999

Adjustments to reported earnings [1]:
Pre-tax loss (income)	(31)	47	12	207	235
Income tax	10	(16)	(5)	(934)	(945)

	(21)	31	7	(727)	(710)

Operating earnings	$611	$421	$672	$585	$2,289

Common shares outstanding (average, diluted)	628.1	629.2	642.5	643.9	636.0

Reported earnings per share	$1.01	$0.62	$1.03	$2.04	$4.72
Adjustments to reported earnings (after-tax)	(0.04)	0.05	0.01	(1.13)	(1.12)
Operating earnings per share	$0.97	$0.67	$1.04	$0.91	$3.60

1)	Adjustments to reported earnings are reflected in the following table:

	1Q17	2Q17	3Q17	4Q17	YTD 2017
Pre-tax loss (income):
Impairments of equity method investments				158	158
Merger-related transaction & transition costs	3	20	16	33	72
Net gain on NDT funds	(34)	(3)	(4)	(5)	(46)
Other		30		21	51

	($31)	$47	$12	$207	$235

Income tax expense (benefit):
Tax effect of above adjustments to reported earnings *	10	(16)	(5)	(83)	(94)
Re-measurement of Deferred Tax Balances **				(851)	(851)

	$10	($16)	($5)	($934)	($945)

*	Income taxes for individual pre-tax items include current and deferred taxes using a transactional effective tax rate. For interim reporting purposes, such amounts may be adjusted in connection with the calculation of the Company’s year-to-date income tax provision based on its estimated annual effective tax rate.
**	Federal tax reform, enacted in December 2017, reduced the corporate income tax rate from 35% to 21%, effective 1/1/2018. Deferred taxes are required to be measured at the enacted rate in effect when they are expected to reverse. As a result, deferred taxes were re-measured to the 21% rate. For regulated entities, where the reduction in deferred taxes is expected to be recovered or refunded in future rates, the adjustment was recorded to a regulatory asset or liability instead of income tax expense.

2)	YTD EPS may not equal sum of quarters due to share count differences

Schedule 3 - Reconciliation of 2016 Reported Earnings to Operating Earnings

2016 Earnings (Twelve months ended December 31, 2016)

The $359 million pre-tax net effect of the adjustments included in 2016 reported earnings, but excluded from operating earnings, is primarily related to the following items:

•	$197 million additional charge associated with the asset retirement obligations for ash ponds and landfills at certain utility generation facilities to comply with the EPA coal combustion residuals rule.

•	$74 million of transaction and transition costs associated with the Dominion Energy Questar combination, which was completed in September 2016.

•	$65 million charge associated with an organizational design initiative and primarily comprised of employee severance benefits.

•	$23 million of restoration costs associated with Hurricane Matthew affecting our electric utility service territories.

(millions, except per share amounts)	1Q16	2Q16	3Q16	4Q16	YTD 2016 [2]
Reported earnings	$524	$452	$690	$457	$2,123
Adjustments to reported earnings [1]:
Pre-tax loss (income)	67	(12)	48	256	359
Income tax	(19)	1	(22)	(95)	(135)

	48	(11)	26	161	224

Operating earnings	$572	$441	$716	$618	$2,347

Common shares outstanding (average, diluted)	598.2	617.0	626.0	627.1	617.1

Reported earnings per share	$0.88	$0.73	$1.10	$0.73	$3.44
Adjustments to reported earnings (after-tax)	0.08	(0.02)	0.04	0.26	0.36

Operating earnings per share	$0.96	$0.71	$1.14	$0.99	$3.80

1)	Adjustments to reported earnings are reflected in the following table:

	1Q16	2Q16	3Q16	4Q16	YTD 2016
Pre-tax loss (income):
Future ash ponds and landfill closure costs				197	197
Questar transaction and transition costs	2	5	53	14	74
Organizational design initiative	70	(5)			65
Hurricane Matthew costs				23	23
Other items	(5)	(12)	(5)	22	0

	$67	($12)	$48	$256	$359

Income tax expense (benefit):
Tax effect of above adjustments to reported earnings *	(19)	1	(10)	(95)	(123)
Divestiture tax settlement			(12)		(12)

	($19)	$1	($22)	($95)	($135)

*	Income taxes for individual pre-tax items include current and deferred taxes using a transactional effective tax rate. For interim reporting purposes, such amounts may be adjusted in connection with the calculation of the Company’s year-to-date income tax provision based on its estimated annual effective tax rate.

2)	YTD EPS may not equal sum of quarters due to rounding or share count differences

Schedule 4 - Reconciliation of 4Q17 Earnings to 4Q16

Unaudited	Three Months Ended		Twelve Months Ended
(millions, except EPS)	December 31,		December 31,
	2017 vs. 2016		2017 vs. 2016
	Increase / (Decrease)		Increase /(Decrease)
Reconciling Items	Amount	EPS	Amount	EPS
Change in reported earnings (GAAP)	$855	$1.31	$876	$1.28
Change in Pre-tax loss (income) [1]	(49)		(124)
Change in Income tax [1]	(839)		(810)

Adjustments to reported earnings	($888)	($1.39)	($934)	($1.48)

Change in consolidated operating earnings	($33)	($0.08)	($58)	($0.20)

Power Delivery
Regulated electric sales:
Weather	$5	$0.01	($14)	($0.02)
Other	3	0.01	15	0.02
FERC Transmission equity return	1	0.00	14	0.02
Storm damage and service restoration	(3)	(0.01)	14	0.02
Other	14	0.03	18	0.03
Share dilution	—	(0.01)	—	(0.02)

Change in contribution to operating earnings	$20	$0.03	$47	$0.05
Power Generation
Regulated electric sales:
Weather	$9	$0.01	($36)	($0.06)
Other	5	0.01	32	0.05
Merchant generation margin	(19)	(0.03)	(28)	(0.05)
Outage costs	(21)	(0.03)	(22)	(0.03)
Renewable energy investment tax credits	54	0.08	(133)	(0.21)
Depreciation	(9)	(0.01)	(46)	(0.07)
Electric capacity	(12)	(0.02)	58	0.09
Interest expense (project level solar)	(4)	(0.01)	(15)	(0.02)
Other	(23)	(0.04)	(26)	(0.04)
Share dilution	—	(0.01)	—	(0.06)

Change in contribution to operating earnings	($20)	($0.05)	($216)	($0.40)
Gas Infrastructure
Dominion Energy Questar combination[2]	$0	$0.00	$184	$0.30
Farmout transaction	6	0.01	13	0.02
Transportation and storage growth projects	8	0.01	29	0.04
Noncontrolling interests	(3)	(0.01)	(30)	(0.05)
Cove Point import contracts	(27)	(0.04)	(86)	(0.14)
Other	58	0.09	62	0.10
Share dilution	—	(0.01)	—	(0.04)

Change in contribution to operating earnings	$42	$0.05	$172	$0.23
Corporate and Other
Renewable energy investment tax credits	($90)	($0.14)	$0	$0.00
Interest expense and other	15	0.03	(61)	(0.08)

Change in contribution to operating earnings	($75)	($0.11)	($61)	($0.08)

Change in consolidated operating earnings	($33)	($0.08)	($58)	($0.20)
Change in adjustments included in reported earnings[1]	$888	$1.39	$934	$1.48

Change in consolidated reported earnings	$855	$1.31	$876	$1.28

1)	Adjustments to reported earnings are included in Corporate and Other segment reported GAAP earnings. Refer to Schedules 2 and 3 for details, or find “GAAP Reconciliation” in the Earnings Release Kit on Dominion Energy’s website at www.dominionenergy.com/investors.
2)	Excludes financing impact of Dominion Energy Questar combination.

Note: Figures may not add due to rounding